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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)             April 29, 2004

                      -------------------------------------

                            CNA FINANCIAL CORPORATION

            (Exact name of registrant as specified in its charter)

               DELAWARE                  1-5823              36-6169860
     (State or Other Jurisdiction      (Commission         (IRS Employer
           of Incorporation)           File Number)      Identification No.)

       CNA PLAZA, CHICAGO, ILLINOIS                             60685
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code         (312) 822-5000

                                 Not Applicable
       (Former Name or Former Address, if Changed Since Last Report)

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Item 7.  Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.    Description
-----------    -----------
99.1           CNA Financial Corporation press release, issued April 29, 2004, providing information on first quarter 2004 results of operations

99.2           CNA Financial Corporation financial supplement, issued April 29, 2004, providing supplemental financial information for the first quarter 2004

99.3           CNA Financial Corporation financial supplement appendix, issued April
               29, 2004, providing supplemental financial information for prior periods

99.4 CNA Financial Corporation press release, issued April 29, 2004, providing information on Chief Financial Officer, Robert V.
               Deutsch.

Item 9.   Regulation FD

On April 29, 2004 CNA Financial Corporation issued a press release and announced that Robert V. Deutsch, its Chief Financial Officer, would be leaving. The press release is furnished as Exhibit 99.4 to this Form 8-K.

Item 12.  Results of Operations and Financial Condition

On April 29, 2004 CNA Financial Corporation issued an earnings press release, financial supplement and financial supplement appendix providing information on its results of operations for the first quarter 2004 and prior periods. The press release is furnished as Exhibit 99.1, the financial supplement is furnished as Exhibit 99.2 and the financial supplement appendix is furnished as
Exhibit 99.3 to this Form 8-K.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CNA FINANCIAL CORPORATION

Dated:  April 30, 2004                    /s/ Robert V. Deutsch
                                             --------------------------------
                                        By:  Robert V. Deutsch
                                        Its: Executive Vice President and
                                             Chief Financial Officer

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